Fees Summary	Jul. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	153,100.00
Total Transaction Valuation	1,000,000,000.00
Total Offset Amount	0.00
Net Fee	$ 153,100.00